SUPPLEMENT DATED OCTOBER 10, 2008

TO THE AUL AMERICAN UNIT TRUST

PROSPECTUS DATED MAY 2, 2008

We have been advised by Old Mutual Capital that they will be liquidating and dissolving the Old Mutual Insurance Series fund effective on or before December 15, 2008. The following portfolios will be affected: Old Mutual Columbus Circle Technology & Communications Portfolio and the Old Mutual Growth II Portfolio.

1.)	Effective October 17, 2008, page 2 of the Prospectus is revised to delete the names of the following Fund in the Table of Contents:

Old Mutual Insurance Series Fund

2.)	Effective October 17, 2008, page 13 of the Prospectus is revised to delete the following:

Investment Account and Corresponding Fund Portfolios	Class Designation, if any	Fund	Investment Advisor
Old Mutual Columbus Circle Technology & Communications Portfolio	Class Z	Old Mutual Insurance Series Funds	Old Mutual Capital, Inc. (“OMCAP”)
Old Mutual Growth II Portfolio	Class Z	Old Mutual Insurance Series Funds	Old Mutual Capital, Inc. (“OMCAP”)

3.)	Effective October 17, 2008, page 55 of the Prospectus “Old Mutual Insurance Series Fund” is removed from the subparagraph, “The Funds.”

4.)	Effective October 17, 2008, page 78 of the Prospectus is revised to delete the following Fund Portfolios and Funds and its corresponding investment objectives:

Old Mutual Insurance Series Fund
Old Mutual Columbus Circle Technology & Communications Portfolio
Old Mutual Growth II Portfolio

This Supplement should be retained with the Prospectus for future reference.